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                                EXHIBIT 10.35
                                CARESIDE, INC.
                             6100 BRISTOL PARKWAY
                             CULVER CITY, CA 90230



                                    May 25, 1999



Spencer Trask Securities Incorporated
535 Madison Avenue
18th Floor
New York, New York 10022

Ladies and Gentlemen:

          Reference is made to that certain Placement Agency Agreement (the "1996 Placement Agreement"), dated December 10, 1996, by and between Careside, Inc. (formerly known as Exigent Diagnostics, Inc.) (the "Company") and Spencer Trask Securities Incorporated ("Spencer Trask"), that certain letter agreement (the "Investment Banking Agreement"), dated January 31, 1997, by and between the Company and Spencer Trask, that certain Lock-Up and Right of First Offer Agreement (the "Lock-Up Agreement"), dated January 31, 1997, by and among the Company, W. Vickery Stoughton, Thomas H. Grove, Exigent Partners, L.P. and Spencer Trask and that certain Placement Agency Agreement (the "1998 Placement Agreement"), dated January 29, 1998, by and between the Company and Spencer Trask entered into in connection with the 1998 private placement of common stock
by the Company (the "1998 Private Placement").   As set forth in the Investment
Banking Agreement, the Company agreed for a period of five years from the date thereof to use the investment banking services of Spencer Trask in connection with any sale or exchange of the Company's stock or assets, merger, consolidation, acquisition, financing, joint venture or other arrangement with certain parties and to pay Spencer Trask certain fees, as set forth in the Investment Banking Agreement, at the closing of any such transaction.
Reference is also made to that certain letter agreement (the "Waiver Letter") dated as of December 8, 1998 between the Company and Spencer Trask pursuant to which Spencer Trask waived the right to require an employment agreement between the Company and Kenneth Asarch and acknowledged the status of S.R. One, Limited as an affiliate of SmithKline Beecham Corporation.

          At present, the Company intends to undertake an initial public offering of the Company's units consisting of common stock and common stock purchase warrants utilizing the investment banking services of Paulson Investment Company, Inc. ("Paulson"), Millennium Financial Group, Inc., marion bass securities corporation (collectively, the "Underwriters") and the other underwriters named in the Company's registration statement filed with the Securities Exchange Commission in and after the IPO (the "IPO").

          To induce the Company to proceed with the IPO, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Company and Spencer Trask hereby confirm their agreements in the Waiver Letter and in addition agree as follows:

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          1.   Right to provide the Company with investment banking services in or after the IPO, including in connection with any other public or private offering of the Company's securities following the IPO. Further, Spencer Trask hereby consents to the Company utilizing the investment banking services of the Underwriters.

          2. Spencer Trask hereby waives any right to receive the Placement Agent's Fee and the Agent's Warrants (as each such term is defined in the 1996 and the 1998 Placement Agreements) pursuant to Section 3(f) of the 1996 and the 1998 Placement Agreements with respect to any person or entity which may invest in the Company pursuant to the IPO.

          3. This letter represents our entire agreement with respect to the subject matter hereof, superseding all prior agreements and understandings, written or oral. It may not be modified or amended except in a writing signed by both parties. This letter agreement may be signed in counterparts (including by facsimile signature) and shall be governed by and construed in accordance with the laws of the State of New York without reference to the choice of law doctrine thereof.

                              Very truly yours,

                              CARESIDE, INC.


                              By: /s/ W. Vickery Stoughton
                                 ________________________________
                              Name:      W. Vickery Stoughton
                              Title:     Chairman of the Board of Directors and
                                         Chief Executive Officer


Acknowledged and Agreed:


SPENCER TRASK SECURITIES INCORPORATED


By: /s/ William Dioguardi
   ________________________________
Name:
Title:

/s/ W. Vickery Stoughton
___________________________________
W. Vickery Stoughton

/s/ Thomas H. Grove
___________________________________
Thomas H. Grove

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